UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 15, 2015

AMBASSADORS GROUP, INC.

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 S. Howard, Suite 601, Spokane WA  99201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(509) 568-7742

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 15, 2015, Ambassadors Group, Inc. (the “Registrant”) issued a press release announcing the Registrant’s earnings for the quarter ended March 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 14, 2015 (the “Annual Meeting”).  The Company’s stockholders approved Proposals 1, 2, 3 and 4 as described in the Company’s Proxy Statement for the 2015 Annual Meeting on Schedule 14-A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 30, 2015.

The proposals voted on and approved by the shareholders at the Annual Meeting were as follows:

Proposal 1

The Company’s stockholders elected the following four directors to serve until the Company’s 2016 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, as set forth below.

Nominee	For	Authority Withheld	Percent of Voted	Broker Non- Votes
Lisa O'Dell Rapuano	10,169,360	204,909	98.0%	4,615,967
Jefferson P. Gramm	10,197,792	176,477	98.3%	4,615,967
Peter H. Kamin	10,078,711	295,558	97.2%	4,615,967
Philip B. Livingston	10,173,560	200,709	98.1%	4,615,967

Proposal 2

The Company’s stockholders approved, as set forth below, on as advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

	Shares Voted	Percent of Voted	Percent of Outstanding
For	9,538,099	91.9%	55.2%
Against	793,671	7.7%	4.6%
Abstain	42,499	0.4%	0.3%
Broker Non-Votes	4,615,967		26.7%

Proposal 3

The Company’s stockholders approved, as set forth below, the Company’s 2015 Employee Stock Purchase Plan.

	Shares Voted	Percent of Voted	Percent of Outstanding
For	10,070,111	97.1%	58.3%
Against	302,683	2.9%	1.8%
Abstain	1,475	0.0%	0.0%
Broker Non-Votes	4,615,967		26.7%

Proposal 4

The Company’s stockholders approved, as set forth below, the ratification of the selection of BDO USA LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2015.

	Shares Voted	Percent of Voted	Percent of Outstanding
For	14,969,997	99.9%	86.6%
Against	3,497	0.0%	0.0%
Abstain	16,742	0.1%	0.1%

Item 9.01	Financial Statements and Exhibits.

(d	Exhibits

Exhibit 99.1:	Press Release, dated May 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS GROUP, INC.

Date May 15, 2015	By:
/s/ Philip B. Livingston
Philip B. Livingston
Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 15, 2015